UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 8, 2007

Odyne Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130768	13-4050047
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

89 Cabot Court, Suite L, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(631) 750-1010

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Pursuant to an agreement between Odyne Corporation and Roger M. Slotkin, effective September 8, 2007, Mr. Slotkin resigned from Odyne Corporation’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date: September 10, 2007	By:	/s/ Joshua A. Hauser
Joshua A. Hauser
President and Chief Operating Officer